Epic Bancorp

851 Irwin Street
San Rafael, CA 94901
(415) 526-6400
For Immediate Release
January 26, 2006

	Contact:	Kit Cole
Chairman/CEO
Epic Bancorp
415-526-6400

Epic Bancorp Announces Record Full Year Earnings and Record Levels of
Assets, Loans, and Deposits

San Rafael, CA, January 26, 2006--Epic Bancorp (“the Company”) (NASDAQ:EPIK), the parent company for Tamalpais Bank and Epic Wealth Management, today reported record net income for the year ended December 31, 2005 of $4,096,000, a 19 percent increase over $3,448,000 for 2004. Diluted earnings per share (EPS) for 2005 were $1.08, a 15 percent increase over $0.94 for the year 2004.

The Company reported net income of $940,000, or diluted EPS of $0.25, for the fourth quarter of 2005 compared to $1,046,000, or diluted EPS of $0.28, for the same period in 2004,  representing a 10 percent decrease in net income and an 11 percent decrease in earnings per share.

As previously disclosed, the Company recorded tax recoveries totaling $262,000 in the fourth quarter of 2004, while no equivalent recoveries were recorded in 2005.  Income before income taxes of $6,735,000 in 2005 was 31 percent higher than 2004.  For the fourth quarter of 2005 income before taxes was $1,587,000, or 25 percent higher than the same period in 2004.

The total assets of the Company increased to an all time high of $461.8 million as of December 31, 2005, up $36.2 million (9 percent) from $425.6 million as of December 31, 2004.  For the full year of 2005 net loans receivable increased by 17 percent to $382.4 million, deposits increased 14 percent to $313.4 million, investment securities decreased 30 percent to $44.0 million, and stockholders’ equity increased 16 percent to $26.8 million.

The Company’s net interest income before its provision for loan losses for 2005 was $16,996,000, a 21 percent increase compared to the same period in 2004.  The Company’s net interest income before its provision for loan losses was $4,279,000 in the fourth quarter of 2005, a 15 percent increase compared to the same period in 2004.  The increases in net interest income are primarily attributable to both an increased earning asset base and a widening net interest margin. Throughout 2005 the Company has continued its strategic plan to re-deploy assets from investments to loans as a means of increasing net interest income, and to grow retail deposits and reduce wholesale funding sources.

Epic Bancorp
Press Release
January 26, 2006

Noninterest income for 2005 of $1,634,000 was $819,000 (101 percent) higher than 2004.  Non-interest income for the fourth quarter of 2005 was $561,000, or $236,000 (73 percent) higher than the same period in 2004.  These increases in noninterest income were due to increased sale volume of Small Business Administration loans and the investment advisory services fee income of Epic Wealth Management.  Epic Wealth Management began operations in 2005.

Total noninterest expenses for 2005 were $11,262,000, an increase of $2,479,000, or 28 percent, over 2004.  Noninterest expenses for the fourth quarter 2005 were $3,226,000, an increase of $682,000, or 27 percent, over the same period in 2004.  The Company has invested significant resources in three relatively new retail branches, enhanced information technology, commenced operations of Epic Wealth Management, effected a data processing conversion and made other infrastructure investments to position the Company for anticipated future growth.

“We are pleased with our full year results.  For the full year of 2005 we were able to widen our net interest margin from 3.75 percent to 3.89 percent, increase noninterest income by 101 percent, increase net income by 19 percent, increase income before income taxes by 31 percent, and maintain a 16.5 percent return on equity,” commented Kit Cole, Chairman Chief Executive Officer.  “We also maintained an exceptionally strong balance sheet, with just one $35,000 non performing loan at year-end, representing 0.01 percent of our loan portfolio, and incurred no loan losses for the ninth consecutive year.  We continued to focus on asset quality and at times reduced loan origination volume due to the rising interest rate environment rather than fund loans with less desirable debt service coverage and loan to value ratios.  We also invested in infrastructure in 2005 as we commenced operations of Epic Wealth Management, opened our sixth branch in Corte Madera and incurred increased data processing expenses in conjunction with a data processing conversion in the third quarter.”

About Epic Bancorp
Epic Bancorp (www.epicbancorp.com) based in San Rafael, CA, is the holding company of Tamalpais Bank and Epic Wealth Management. The Company had $462 million in assets and $313 million in deposits as of December 31, 2005. Shares of the Company’s common stock are traded on the NASDAQ Capital Market System under the symbol EPIK. For additional information, please contact Kit Cole at 415-526-6400.

About Tamalpais Bank in the Community
From its inception in 1991, Tamalpais Bank (www.tambank.com) has made its commitment to the Marin County community a priority, establishing and continuing to underwrite the annual Heart of Marin program, recognizing outstanding contributions to the Marin non-profit community through its Community Outreach Program. For additional information, please call 415-454-1212.

About Epic Wealth Management
Epic Wealth Management specializes in helping clients of Tamalpais Bank and other high net worth families reach their lifetime financial goals through a collaborative, comprehensive and education-oriented approach to investment management. Epic Wealth Management and Epic Bancorp are located at 851 Irwin Street in San Rafael. For additional information about Epic Wealth Management, please call 415-526-4300.

Epic Bancorp
Press Release
January 26, 2006

This news release contains forward-looking statements with respect to the financial condition, results of operation and business of Epic Bancorp and its subsidiaries. These include, but are not limited to, statements that relate to or are dependent on estimates or assumptions relating to the prospects of loan growth, credit quality, changes in securities or financial markets, and certain operating efficiencies resulting from the operations of Tamalpais Bank and Epic Wealth Management . These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities: (1) competitive pressure among financial services companies increases significantly; (2) changes in the interest rate environment reduce interest margins; (3) general economic conditions, internationally, nationally or in the State of California are less favorable than expected; (4) legislation or regulatory requirements or changes adversely affect the businesses in which the consolidated organization is or will be engaged;(5) the ability to satisfy the requirements of the Sarbanes-Oxley Act and other regulations governing internal controls; (6) volatility or significant changes in the equity and bond markets which can affect overall growth and profitability or our wealth management business ;and  (7)other risks detailed in the Epic Bancorp filings with the Securities and Exchange Commission. When relying on forward-looking statements to make decisions with respect to Epic Bancorp, investors and others are cautioned to consider these and other risks and uncertainties.  Epic Bancorp disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

Epic Bancorp
Press Release
January 26, 2006

EPIC BANCORP AND SUBSIDIARIES
Consolidated Balance Sheets

	December 31, 2005	December 31, 2004	$ Change	% Change

	(unaudited)
Assets
Cash and cash equivalents:
Cash and due from banks	$10,566,026	$5,295,051	$5,270,975	99.5%
Federal funds sold	5,535,817	16,435,481	(10,899,664)	-66.3%
Investment in Money Market Fund	20	20	—	0.0%

Total Cash and Cash Equivalents	16,101,863	21,730,552	(5,628,688)	-25.9%
Interest-bearing time deposits in other financial institutions	942,964	999,646	(56,682)	-5.7%
Investment securities
Available-for-sale	15,117,507	22,039,802	(6,922,295)	-31.4%
Held-to-maturity, at cost	28,844,341	40,851,486	(12,007,145)	-29.4%
Federal Home Loan Bank restricted stock, at cost	6,197,600	6,933,500	(735,900)	-10.6%
Pacific Coast Banker’s Bank restricted stock, at cost	50,000	50,000	—	0.0%
Loans receivable	386,656,568	329,251,030	57,405,538	17.4%
Less: Allowance for loan losses	(4,232,124)	(3,600,433)	(631,691)	17.5%

	382,424,444	325,650,597	56,773,847	17.4%
Bank premises and equipment, net	4,706,098	2,705,252	2,000,846	74.0%
Accrued interest receivable	2,645,271	1,996,677	648,594	32.5%
Other assets	4,808,780	2,652,159	2,156,621	81.3%

Total Assets	$461,838,868	$425,609,671	$36,229,198	8.5%

Liabilities and Stockholders’ Equity
Liabilities
Deposits
Noninterest-bearing deposits	$17,309,740	$13,029,710	$4,280,030	32.8%
Interest-bearing checking deposits	7,519,133	7,773,492	(254,359)	-3.3%
Money market and saving deposits	148,372,182	123,001,493	25,370,689	20.6%
Certificates of deposit greater than or equal to $100,000	58,855,694	60,544,446	(1,688,752)	-2.8%
Certificates of deposit less than $100,000	81,342,670	70,270,833	11,071,837	15.8%

Total Deposits	313,399,419	274,619,974	38,779,445	14.1%
Federal Home Loan Bank Advances	107,812,052	115,780,636	(7,968,584)	-6.9%
Junior Subordinated Debentures	10,310,000	10,310,000	—	0.0%
Accrued interest payable and other liabilities	3,472,319	1,724,383	1,747,936	101.4%

Total Liabilities	434,993,790	402,434,993	32,558,796	8.1%

Commitment and Contingencies	—	—	—	0.0%
Stockholders’ Equity
Common stock, no par value; 10,000,000 shares authorized; 3,679,663 and 3,665,702 shares issued and outstanding at December 31, 2005 and December 31, 2004, respectively	10,207,688	10,159,239	48,449	0.5%
Retained earnings	16,899,835	13,244,716	3,655,119	27.6%
Accumulated other comprehensive income/loss	(262,445)	(229,277)	(33,168)	14.5%

Total Stockholders’ Equity	26,845,078	23,174,678	3,670,400	15.8%

Total Liabilities and Stockholders’ Equity	$461,838,868	$425,609,671	$36,229,197	8.5%

Epic Bancorp
Press Release
January 26, 2006

EPIC BANCORP AND SUBSIDIARIES
Consolidated Statements of Income
For the Periods Ended December 31, 2005 and 2004

	Three Months Ended December 31,		Twelve Months Ended December 31,

	2005	2004	2005	2004

	(Unaudited)		(Unaudited)
Interest Income
Interest and fees on loans	$7,203,352	$5,199,769	$26,497,787	$19,105,808
Interest on investment securities	404,326	578,258	1,811,067	2,067,808
Interest on Federal funds sold	27,907	46,283	86,104	95,287
Interest on other investments	73,068	58,436	285,759	255,639
Interest on deposits in other financial institutions	11,167	11,670	43,096	78,435

Total Interest Income	7,719,820	5,894,416	28,723,813	21,602,977

Interest Expense
Interest expense on deposits	2,414,111	1,274,191	7,718,981	4,421,577
Interest expense on borrowed funds	821,070	743,469	3,266,083	2,634,890
Interest expense on Junior Subordinated Debentures	205,294	149,096	743,214	545,975

Total Interest Expense	3,440,475	2,166,756	11,728,278	7,602,442

Net Interest Income Before Provision for Loan Losses	4,279,345	3,727,660	16,995,535	14,000,535
Provision for Loan Losses	27,124	242,238	631,691	874,355

Net Interest Income After Provision for Loan Losses	4,252,221	3,485,422	16,363,844	13,126,180

Noninterest Income
Gain on sale of loans, net	218,690	186,498	581,397	342,705
Loss on sale of securities, net	—	(4,688)	—	(41,660)
Loan servicing	26,112	29,234	65,403	155,175
Other income	316,033	113,626	986,831	357,787

Total Noninterest Income	560,835	324,670	1,633,631	814,007

Noninterest Expenses
Salaries and benefits	1,982,019	1,542,914	6,449,886	5,051,924
Occupancy	316,171	291,063	1,164,053	999,185
Advertising	65,825	53,591	357,213	296,869
Professional	94,073	89,118	487,682	446,371
Data processing	204,077	67,365	698,329	247,751
Equipment and depreciation	188,815	66,588	571,324	275,767
Other administrative	375,294	433,770	1,533,519	1,464,699

Total Noninterest Expense	3,226,275	2,544,409	11,262,006	8,782,566

Income Before Income Taxes	1,586,781	1,265,683	6,735,468	5,157,621
Provision for Income Taxes	647,000	219,800	2,639,300	1,709,208

Net Income	$939,781	$1,045,883	$4,096,168	$3,448,413

Earnings Per Share
Basic	$0.26	$0.29	$1.12	$0.97

Diluted	$0.25	$0.28	$1.08	$0.94

Epic Bancorp
Press Release
January 26, 2006

EPIC BANCORP AND SUBSIDIARIES
Selected Ratios and Other Data
Unaudited
(Dollars in Thousands Except Per Share Amounts)

	At or For the Three Months Ended December 31,		At or For the Twelve Months Ended December 31,

	2005	2004	2005	2004

Profitability Ratios:
Return on average assets	0.82%	1.02%	0.92%	0.90%
Return on average equity	14.08%	18.24%	16.54%	17.19%
Net Interest Margin	3.79%	3.70%	3.89%	3.75%
Efficiency ratio	66.9%	62.8%	60.5%	59.3%
Other Information:
Average total assets	$459,404	$409,985	$446,677	$381,913
Average interest earning assets	$447,521	$401,041	$436,981	$373,439
Average equity	$26,705	$22,941	$24,772	$20,056
Average Basic Shares Outstanding	3,675,328	3,648,682	3,673,425	3,540,531
Average Diluted Shares Outstanding	3,824,972	3,733,072	3,796,343	3,623,066
Basic earnings per share	$0.26	$0.29	$1.12	$0.97
Diluted earnings per share	$0.25	$0.28	$1.08	$0.94

	At December 31, 2005	At December 31, 2004

Share Information:
Book value per share	$7.30	$6.32
Shares outstanding	3,679,663	3,665,702
Asset Quality Information:
Non-performing loans	$35	$393
Other real estate owned	—	—
Allowance for loan losses	$4,232	$3,600
Non-performing loans / total loans	0.01%	0.12%
Non-performing assets / total assets	0.01%	0.09%
Allowance for loan losses / loans outstanding	1.09%	1.09%
Allowance for loan losses / non-accrual loans	12091.78%	916.03%
Tamalpais Bank Capital Ratios:
Tier 1 leverage ratio	7.73%	7.79%
Tier 1 risk based capital ratio	9.08%	10.09%
Total risk based capital ratio	10.14%	11.18%

Epic Bancorp
Press Release
January 26, 2006

EPIC BANCORP AND SUBSIDIARIES
Average Balance Sheets (Unaudited)

	For the Three Months Ended

	12/31/05			12/31/04

(dollars in thousands)	Average Balance	Interest Income/ Expense	Yields Earned/ Paid	Average Balance	Interest Income/ Expense	Yields Earned/ Paid

Assets
Investment securities - taxable (1)	$46,410	$404	3.45%	$68,632	$578	3.35%
Other investments	6,323	73	4.58%	6,892	58	3.35%
Interest bearing deposits in other financial institutions	967	11	4.51%	985	12	4.85%
Federal funds sold	2,902	28	3.83%	9,118	46	2.01%
Loans (2)	390,919	7,203	7.31%	315,414	5,200	6.56%

Total Interest Earning Assets	447,521	7,719	6.84%	401,041	5,894	5.85%
Allowance for loan losses	(4,264)			(3,399)
Cash and due from banks	6,069			5,616
Net premises, furniture and equipment	4,292			2,648
Other assets	5,786			4,078

Total Assets	$459,404			$409,985

Liabilities and Shareholders’ Equity
Interest bearing checking	$7,424	12	0.64%	$7,077	12	0.67%
Savings deposits (3)	136,547	1,081	3.14%	104,172	473	1.81%
Time deposits	148,122	1,321	3.54%	129,982	789	2.41%
Other borrowings	109,708	821	2.97%	119,891	743	2.47%
Junior Subordinated Debentures	10,310	205	7.89%	10,310	149	5.75%

Total Interest Bearing Liabilities	412,111	3,440	3.31%	371,432	2,166	2.32%
Noninterest deposits	17,482			12,857
Other liabilities	3,106			2,756

Total Liabilities	432,699			387,044
Shareholders’ Equity	26,705			22,941

Total Liabilities and Shareholders’ Equity	$459,404			$409,985

Net interest income		$4,279			$3,728

Net interest spread (4)			3.53%			3.53%
Net interest margin (5)			3.79%			3.70%

(1)	The yields for securities were computed using the average amortized cost and therefore do not give effect for changes in fair value.

(2)	Loans, net of unearned income, include non-accrual loans but do not reflect average reserves for possible loan losses.

(3)	Savings deposits include Money Market accounts.

(4)	Net interest spread is the interest differential between total interest earning assets and total interest-bearing liabilities.

(5)	Net interest margin is the net yield on average interest earning assets.

Epic Bancorp
Press Release
January 26, 2006

EPIC BANCORP AND SUBSIDIARIES
Average Balance Sheets (Unaudited)

	For the Twelve Months Ended

	12/31/05			12/31/04

(dollars in thousands)	Average Balance	Interest Income/ Expense	Yields Earned/ Paid	Average Balance	Interest Income/ Expense	Yields Earned/ Paid

Assets
Investment securities - taxable (1)	$55,828	$1,811	3.24%	$64,113	$2,068	3.23%
Other investments	6,519	286	4.39%	6,728	256	3.80%
Interest bearing deposits in other financial institutions	936	43	4.59%	3,485	78	2.24%
Federal funds sold	2,674	86	3.22%	7,114	95	1.34%
Loans (2)	371,024	26,497	7.14%	291,999	19,106	6.54%

Total Interest Earning Assets	436,981	28,723	6.57%	373,439	21,603	5.78%
Allowance for loan losses	(4,017)			(3,158)
Cash and due from banks	5,623			4,894
Net premises, furniture and equipment	3,198			2,300
Other assets	4,892			4,438

Total Assets	$446,677			$381,913

Liabilities and Shareholders’ Equity
Interest bearing checking	$7,531	49	0.65%	$6,368	42	0.66%
Savings deposits (3)	127,622	3,292	2.58%	93,671	1,463	1.56%
Time deposits	137,459	4,377	3.18%	123,492	2,916	2.36%
Other borrowings	120,720	3,266	2.71%	110,571	2,635	2.38%
Junior Subordinated Debentures	10,310	743	7.21%	10,310	546	5.30%

Total Interest Bearing Liabilities	403,642	11,727	2.91%	344,412	7,602	2.21%
Noninterest deposits	15,610			11,680
Other liabilities	2,653			5,765

Total Liabilities	421,905			361,857
Shareholders’ Equity	24,772			20,056

Total Liabilities and Shareholders’ Equity	$446,677			$381,913

Net interest income		$16,996			$14,001

Net interest spread (4)			3.67%			3.58%
Net interest margin (5)			3.89%			3.75%

(1)	The yields for securities were computed using the average amortized cost and therefore do not give effect for changes in fair value.

(2)	Loans, net of unearned income, include non-accrual loans but do not reflect average reserves for possible loan losses.

(3)	Savings deposits include Money Market accounts.

(4)	Net interest spread is the interest differential between total interest earning assets and total interest-bearing liabilities.

(5)	Net interest margin is the net yield on average interest earning assets.